SCHEDULE A

    Number and Aggregate Sales Price of Securities sold during the Fiscal Year
                               Year Ended June 30, 1998

                                   Shares             Price
                                   ------             -----

Global Fund                      19,744,093          256,422,880

Global Equity Fund                3,245,430           40,216,740

Global Bond Fund                  4,855,498           46,034,839

Non-U.S. Equity Fund             26,656,779          317,039,181

U.S. Balanced Fund                4,770,571           58,797,856

U.S. Equity Fund                 18,586,518          346,081,960

U.S. Large
 Capitalization Equity            1,704,858           16,922,491

U.S. Bond Fund                    2,061,322           21,794,978
                                ----------------------------------
                   Totals        81,625,069        1,103,310,925
                                ==================================

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                                          SCHEDULE B

        Number and Aggregate Sales Price of Securities sold during the Fiscal
               Year in Reliance upon Registration Pursuant to Rule 24F-2
                                 Year Ended June 30, 1998

                                   Shares             Price
                                   ------             -----

Global Fund                      19,744,093          256,422,880

Global Equity Fund                3,245,430           40,216,740

Global Bond Fund                  4,855,498           46,034,839

Non-U.S. Equity Fund             26,656,779          317,039,181

U.S. Balanced Fund                4,770,571           58,797,856

U.S. Equity Fund                 18,586,518          346,081,960

U.S. Large
 Capitalization Equity            1,704,858           16,922,491

U.S. Bond Fund                    2,061,322           21,794,978
                                -----------------------------------
                   Totals        81,625,069        1,103,310,925
                                ===================================

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                                          SCHEDULE C

   Number and Aggregate Sale Price of Securities sold during the Fiscal Year in Connection with Dividend Reinvestment Plans
                               Year Ended June 30, 1998

                                   Shares             Price
                                   ------             ------

Global Fund                       5,398,197           64,950,197

Global Equity Fund                  569,340            6,378,677

Global Bond Fund                    238,884            2,230,731

Non-U.S. Equity Fund              2,898,979           31,189,854

U.S. Balanced Fund                2,677,806           31,535,417

U.S. Equity Fund                  1,971,865           33,981,329

U.S. Large
 Capitalization Equity                2,222               20,775

U.S. Bond Fund                      113,396             1,174,894
                                 ----------------------------------
                    Totals       13,870,689           171,461,874
                                 ===================================

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                                      SCHEDULE D

                                Number and Aggregate
              Purchase Price of Securities Redeemed during the Fiscal Year
                               Year Ended June 30, 1998

                                   Shares             Price
                                   ------             ------

Global Fund                      17,044,153          217,384,769

Global Equity Fund                5,885,782           73,542,587

Global Bond Fund                    973,584             9,266,587

Non-U.S. Equity Fund             27,011,673          325,627,875

U.S. Balanced Fund               23,431,107          294,075,195

U.S. Equity Fund                  8,493,201          163,864,419

U.S. Large
 Capitalization Equity               52,676              519,553

U.S. Bond Fund                      594,794             6,255,720
                                 ----------------------------------
                    Totals       83,486,970         1,090,536,705
                                 ===================================